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                                                                   EXHIBIT 10.22

                                 TRANCHE A NOTE



$15,000,000.00                                                   March 29, 1996




                 FOR VALUE RECEIVED, the undersigned, AURORA ELECTRONICS GROUP, INC., a California corporation (the "Maker"), hereby promises to pay to the order of CHEMICAL BANK (the "Lender"), at the office of CHEMICAL BANK (the "Agent"), at 633 Third Avenue, New York, New York on the Termination Date as defined in the Credit Agreement dated as of March 29, 1996, among the Maker, the Guarantors named therein, the Lenders named therein and the Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") or earlier as provided for in the Credit Agreement, the lesser of the principal sum of FIFTEEN MILLION DOLLARS AND ZERO CENTS ($15,000,000.00) or the aggregate unpaid principal amount of all Tranche A Loans to the Maker from the Lender pursuant to the terms of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Credit Agreement.

                 The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

                 The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                 All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.





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                 This Note is one of the Notes referred to in the Credit
Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                           AURORA ELECTRONICS GROUP, INC.


                                           By:___________________________
                                             Name:
                                             Title:





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                               Loans and Payment


                                                                         Unpaid
                                                                         Principal                 Name of
          Amount and                     Payments                        Balance of                Person Making
Date      Type of Loan              Principal Interest                   Note                      Notation
- ----      ------------              ------------------                   ----------                -------------





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